SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 23, 2003
                                                  ---------------------


                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


                  Connecticut                              06-1514263
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


 5 Bissell Street, Lakeville, Connecticut                            06039-1868
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
                                                      --------------

                                       -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a.) Not applicable.

        (b.) Not applicable.

        (c.) Exhibits.

             Exhibit No.               Description
             -----------               -----------

             99.              Press release dated April 23, 2003

        Exhibit Index                                                 Page
        -------------                                                 ----
           99.              Press release dated April 23, 2003          3

Item 9. Regulation FD Disclosure
        ------------------------

     On April 23, 2003, Salisbury Bancorp, Inc. issued a press release announcing its earnings for the first quarter of 2003. A copy of the press release is attached to this report as Exhibit 99. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   April 24, 2003                    SALISBURY BANCORP, INC.


                                           By:    s/s John F. Perotti
                                                  ------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer

Wednesday, April 23, 2003

Company Press Release

Source: Salisbury Bancorp, Inc.

Salisbury Contact: John F. Perotti, President & CEO
860-435-9801 or jp@salisburybank.com
                --------------------

FOR IMMEDIATE RELEASE
April 23, 2003

SALISBURY BANCORP, INC. ANNOUNCES FIRST QUARTER EARNINGS

Lakeville, Connecticut, April 23, 2003/PRNewswire...Salisbury Bancorp, Inc. (AMEX: SAL) the holding company for Salisbury Bank and Trust Company announced today that net income for the first quarter of 2003 was $1,029,030 or $.72 per share. This compares to 2002 first quarter earnings of $722,009 or $.51 per share.

The Company previously announced a first quarter dividend of $.23 per common share that will be paid on April 25, 2003 to shareholders of record as of March 31, 2003. This compares to a $.22 per share dividend that was paid to shareholders for the first quarter of 2002.

Salisbury Bancorp's sole subsidiary, Salisbury Bank and Trust Company, is an independent community bank with assets in excess of $300 million and capital in excess of $27 million, which has served the communities of northwestern
Connecticut and proximate communities in New York and Massachusetts for approximately 150 years. Salisbury Bank and Trust Company is headquartered in Lakeville, Connecticut and operates full service branches in Canaan, Salisbury and Sharon, Connecticut. The Bank offers a full compliment of consumer and business banking products and services as well as trust services.